Exhibit 13.1

HOLMES FINANCING (NO. 4) PLC
4167953

     ABBEY NATIONAL HOUSE
2 TRITON SQUARE, REGENTS PLACE
LONDON NW1 3AN

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of the servicer does hereby certify, to such officer’s knowledge, that:

     The Annual Report on Form 20-F for the year ended December 31, 2005 (the “Form 20-F”) of Holmes Financing (No. 4) PLC (the “Company”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 27, 2006	/s/ Chris Fielding

Chris Fielding Head of Securitisation and Treasury Advisory Services

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.